================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of earliest event reported: September 20, 2005


                                    QLT INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


  British Columbia, Canada              000-17082                  N/A
----------------------------           -----------           -------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


             887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (604) 707-7000
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01    OTHER EVENTS

On September 20, 2005, QLT Inc. (the "Company") announced that preliminary analysis of the intent to treat population of the Visudyne(R) in Occult (VIO) trial did not achieve the primary end point at the two year time point. VIO is part of a broader series of trials conducted with Visudyne in patients with predominantly occult CNV. Two earlier trials, VIP (Visudyne In Photodynamic Therapy) and VIM (Visudyne in Minimally Classic), have previously demonstrated evidence of efficacy in this patient population. The company is still conducting further analyses on relevant subgroups. The results of the full efficacy and safety analyses together with the combined evidence from the three trials will be discussed in the upcoming meeting of the Data and Safety monitoring committee
(DSMC) and in advisory boards.

ITEM 9.01    EXHIBITS

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Number      Description
------      -----------

99.1        Press Release dated September 20, 2005 (Two Year Results of VIO
            Trial)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       QLT INC.
                                       (Registrant)


                                       By: /s/ Cameron Nelson
                                           -------------------------------------
                                           Cameron Nelson
                                           Chief Financial Officer

Dated: September 20, 2005